   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 13, 1998.

                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                            WASTE CONNECTIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                           4953                          94-3283464
(STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NUMBER)

                       2260 DOUGLAS BOULEVARD, SUITE 280
                          ROSEVILLE, CALIFORNIA 95661
                                 (916) 772-2221
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                             RONALD J. MITTELSTAEDT
                PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN
                            WASTE CONNECTIONS, INC.
                       2260 DOUGLAS BOULEVARD, SUITE 280
                          ROSEVILLE, CALIFORNIA 95661
                                 (916) 772-2221
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                        COPIES OF ALL COMMUNICATIONS TO:
                            CAROLYN S. REISER, ESQ.
                        SHARTSIS, FRIESE & GINSBURG LLP
                         ONE MARITIME PLAZA, 18TH FLOOR
                        SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 421-6500

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   From time to time after the effective date of this Registration Statement.

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-59199

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                   AMOUNT               PROPOSED MAXIMUM
TITLE OF EACH CLASS OF                             TO BE               AGGREGATE OFFERING            AMOUNT OF
  SECURITIES TO BE REGISTERED                    REGISTERED                 PRICE(1)              REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value...........       644,165 shares             $11,212,500                $3,307.69
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and based on the average high and low sales prices of the Common Stock reported by the Nasdaq National Market on October 9, 1998.

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     This Registration Statement incorporates by reference the Registration Statement on Form S-4 and Post-Effective Amendment No. 1 thereto (Registration No. 333-59199) filed previously by Waste Connections, Inc., with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"). This Registration Statement is filed solely to register an additional 644,165 shares of the Registrant's Common Stock pursuant to Rule 462(b) under the Securities Act.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                                    EXHIBITS

EXHIBITS.

     All Exhibits filed with Registration Statement No. 333-59199 are incorporated by reference into, and shall be deemed a part of, this Registration Statement, except the following, which are filed herewith or specifically incorporated by reference herein from Registration Statement No. 333-599199.

EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
    5.1       Opinion of Shartsis, Friese & Ginsburg LLP
   23.1       Consent of Shartsis, Friese & Ginsburg LLP (included in
              opinion filed as Exhibit 5.1)
   23.2       Consent of Ernst & Young LLP, Independent Auditors
   23.3       Consent of Grant Thornton LLP, Independent Auditors
   23.4       Consent of Williams, Kastner & Gibbs PLLC

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Roseville, State of California, on October 13, 1998.

                                          WASTE CONNECTIONS, INC.

                                          By:  /s/ RONALD J. MITTELSTAEDT

                                            ------------------------------------
                                                   Ronald J. Mittelstaedt
                                             President, Chief Executive Officer
                                                         and Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on October 13, 1998.

                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----
             /s/ RONALD J. MITTELSTAEDT                President, Chief Executive      October 13, 1998
-----------------------------------------------------  Officer and Chairman
               Ronald J. Mittelstaedt

                /s/ EUGENE V. DUPREAU                  Director and Vice President --  October 13, 1998
-----------------------------------------------------  Madera
                  Eugene V. Dupreau

                /s/ MICHAEL W. HARLAN                  Director                        October 13, 1998
-----------------------------------------------------
                  Michael W. Harlan

               /s/ WILLIAM J. RAZZOUK                  Director                        October 13, 1998
-----------------------------------------------------
                 William J. Razzouk

                 /s/ STEVEN F. BOUCK                   Executive Vice President and    October 13, 1998
-----------------------------------------------------  Chief Financial Officer
                   Steven F. Bouck

                 /s/ MICHAEL R. FOOS                   Vice President and Corporate    October 13, 1998
-----------------------------------------------------  Controller
                   Michael R. Foos

                                 EXHIBIT INDEX

                                                                             SEQUENTIALLY
                                                                               NUMBERED
EXHIBIT NO.                            DESCRIPTION                               PAGE
-----------                            -----------                           ------------
    5.1        Opinion of Shartsis, Friese & Ginsburg LLP..................
   23.1        Consent of Shartsis, Friese & Ginsburg LLP (included in
               opinion filed as Exhibit 5.1)...............................
   23.2        Consent of Ernst & Young LLP, Independent Auditors.
   23.3        Consent of Grant Thornton LLP, Independent Auditors.........
   23.4        Consent of Williams, Kastner & Gibbs PLLC...................